SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   October 23, 2003

                               InfoNow Corporation
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     00-19813                   04-3083360
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(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)



1875 Lawrence Street, Suite 1100, Denver, CO                               80202
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code   303-293-0212


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.


     This Form 8-K is being furnished to report information pursuant to Item 12 -- Disclosure of Results of Operations and Financial Condition as follows:

     On October 23, 2003, InfoNow Corporation issued a press release announcing results for the quarter ended September 30, 2003. A copy of the press release, dated as of October 23, 2003, entitled "InfoNow Announces Third Quarter Results" is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


Limitation of Incorporation by Reference

     In accordance with the general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INFONOW CORPORATION


Date:  October 23, 2003                     By: /s/ Harold R. Herbst
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                                            Name:  Harold R. Herbst
                                            Title:  Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.      Description
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  99.1           Press release, dated October 23, 2003, issued by InfoNow
                 Corporation